SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

I.              Evergreen VA Diversified Capital Builder Fund, Evergreen VA Diversified Income Builder Fund and Evergreen VA High Income Fund

                The Funds’ Board of Trustees has approved the liquidation of each Fund, which is expected to take place on or about April 30, 2010 (the “Liquidation Date”).  Effective after the close of business on January 29, 2010, shares of the Funds will no longer be available for purchase by new shareholders.

December 30, 2009                                                                                                                             585846 (12/09)